UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2021

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On January 20, 2021, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TransDigm Group”), issued $1,200 million in aggregate principal amount of 4.625% Senior Subordinated Notes due 2029 (the “Notes”) at an issue price of 100% of the principal amount thereof in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States under Regulation S under the Securities Act.

The Notes were issued pursuant to an indenture, dated as of January 20, 2021 (the “Indenture”), among TransDigm, as issuer, TransDigm Group, TransDigm UK Holdings plc (“TransDigm UK”) and the other subsidiaries of TransDigm party thereto, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes bear interest at the rate of 4.625% per annum, which accrues from January 20, 2021 and is payable in arrears on January 15 and July 15 of each year, commencing on July 15, 2021. The Notes mature on January 15, 2029, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture.

TransDigm may redeem some or all of the Notes at the redemption prices and on the terms specified in the Indenture. If TransDigm Group or TransDigm experiences specific kinds of changes in control or TransDigm Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the Notes on the terms set forth in the Indenture.

The Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the Notes. The Notes are guaranteed on a senior subordinated unsecured basis by TransDigm Group, TransDigm UK and, other than immaterial subsidiaries and certain other exceptions, all of TransDigm’s existing and future U.S. subsidiaries. The guarantees of the Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the Notes. The Notes are structurally subordinated to all of the liabilities of TransDigm’s non-guarantor subsidiaries.

The Indenture contains certain covenants that, among other things, limit TransDigm’s ability, and the ability of certain of its subsidiaries, to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, make certain investments, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, incur or suffer to exist liens securing indebtedness and engage in certain business activities. The Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TransDigm, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the issuance of the Notes, TransDigm, TransDigm Group, TransDigm UK, the other subsidiary guarantors party thereto, and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives for the initial purchasers listed therein, entered into a registration rights agreement relating to the Notes, dated January 20, 2021 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, TransDigm and the guarantors agreed, for the benefit of the holders of the Notes, that they will file with the Securities and Exchange Commission (the “SEC”) within 210 days after the date the Notes were issued, and use their reasonable best efforts to cause to become effective within 300 days after the date the Notes were issued, one or more registration statements (collectively, the “exchange offer registration statement”) relating to an offer to exchange the Notes for an issue of SEC-registered notes with terms identical to the Notes (except that such exchange notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Pursuant to the Registration Rights Agreement, under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the guarantors have agreed to use their reasonable best efforts to cause to become effective one or more shelf registration statements (collectively, the “shelf registration statement”) relating to resales of the Notes and to keep such shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all Notes covered by such shelf registration statement have been sold.

The Registration Rights Agreement provides that, if the exchange offer registration statement is not filed on or prior to the 210th day after January 20, 2021, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC on or prior to the 300th day after January 20, 2021, the exchange offer is not completed within 40 days after the effective date of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of transfer restricted Notes for the first 90-day period immediately following the occurrence of any of the foregoing, and increasing by an additional $0.05 per week per $1,000 principal amount of transfer restricted Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rate will revert to the original interest rate on the date the Notes were originally issued.

The above summaries of the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture and the Registration Rights Agreement, which are attached hereto as Exhibits 4.1 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of January 20, 2021, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 4.625% Senior Subordinated Notes due 2029.

4.2	Form of 4.625% Senior Subordinated Notes due 2029 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of January 20, 2021, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives for the initial purchasers listed therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

Dated: January 20, 2021